SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

  Filed by the Registrant   |X|
  Filed by a Party other than the Registrant   | |

  Check the appropriate box:
  | |  Preliminary Proxy Statement
                                       | |  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
  |X|  Definitive Proxy Statement
  | |  Definitive Additional Materials
  | |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CollaGenex Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.
  | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:

--------------------------------------------------------------------------------
  | |  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                        COLLAGENEX PHARMACEUTICALS, INC.
                             301 South State Street
                                Newtown, PA 18940





                                                                   April 8, 1998

To Our Stockholders:

        You are cordially invited to attend the 1998 Annual Meeting of Stockholders of CollaGenex Pharmaceuticals, Inc. at 8:30 A.M., local time, on Monday, May 11, 1998, at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania.

        The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

        It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

        Thank you for your continued support.


                                          Sincerely,



                                          Brian M. Gallagher, Ph.D.
                                          President and
                                             Chief Executive Officer

                        COLLAGENEX PHARMACEUTICALS, INC.
                             301 South State Street
                                Newtown, PA 18940


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 11, 1998

        The Annual Meeting of Stockholders (the "Meeting") of COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), will be held at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, on Monday, May 11, 1998, at 8:30 A.M., local time, for the following purposes:

(1) To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1998; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

        Holders of Common Stock of record at the close of business on March 27, 1998 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 301 South State Street, Newtown, PA 18940 and at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors





                                          Nancy C. Broadbent
                                            Secretary

Newtown, Pennsylvania
April 8, 1998

        The Company's 1997 Annual Report accompanies the Proxy Statement.

                        COLLAGENEX PHARMACEUTICALS, INC.
                             301 South State Street
                                Newtown, PA 18940


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CollaGenex Pharmaceuticals, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, May 11, 1998 (the "Meeting") at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania at 8:30 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value ("Common Stock"), as of the close of business on March 27, 1998, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 8,569,454 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The number of votes entitled to be cast at the Meeting is 8,569,454.

        If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted (i) FOR the election of the eight nominees named below as directors, (ii) FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1998 and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

        The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

        Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

        This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about April 8, 1998. The Annual Report to Stockholders of the Company for the year ended December 31, 1997, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of March 27, 1998. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of March 27, 1998.

                              ELECTION OF DIRECTORS
                              ---------------------

        At the Meeting, eight directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

        It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

        The current Board of Directors and nominees for election to the Board are as follows:

                                           Served as a         Positions with
Name                               Age    Director Since        the Company
----                               ---    --------------       --------------

Helmer P.K. Agersborg, Ph.D....    69          1992           Chairman of the
                                                              Board

Brian M. Gallagher, Ph.D.......    50          1994           President, Chief
                                                              Executive Officer
                                                              and Director

Peter R. Barnett, D.M.D........    46          1997           Director

Robert J. Easton...............    53          1993           Director

James E. Daverman..............    48          1995           Director

Stephen W. Ritterbush, Ph.D....    51          1992           Director

Pieter J. Schiller.............    60          1995           Director

Terence E. Winters, Ph.D.......    55          1992           Director

        The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

        DR. AGERSBORG has been Chairman of the Company's Board of Directors since March 1992 and served as its Chief Executive Officer and President until March 1994. Dr. Agersborg also serves as President and Chief Executive Officer of Afferon Corporation and Maret Corporation, having joined such companies in September 1992 and September 1994, respectively. Dr. Agersborg has also served as director of Lidak Pharmaceutical since October 1992. Each of such companies engages in pharmaceutical development. From May 1987 until his retirement in June 1990, Dr. Agersborg was the President of Wyeth-Ayerst Research Division of American Home Products Corporation. Prior to that, and beginning in 1975, he was a Vice President, and then an Executive Vice President, of Wyeth-Ayerst Laboratories Research Division.

        DR. GALLAGHER joined the Company in April 1994 as President and Chief Executive Officer and was elected to the Board of Directors in November 1994. From 1988 until joining the Company, Dr. Gallagher was employed by Bristol-Myers Squibb Company ("BMS") and its predecessor, Squibb Corporation, in various executive positions including strategic planning, worldwide product and business development and marketing. From 1991 until joining the Company, Dr. Gallagher was Vice President and General Manager of Squibb Diagnostics, the in vivo imaging pharmaceutical division. Prior to that, Dr. Gallagher served for ten years with E.I. DuPont de Nemours & Co. in a variety of pharmaceutical research, development, marketing and business management positions.

        DR. BARNETT has been a director of the Company since February 1997. He is Senior Vice President and Chief Operating Officer of United Dental Care, Inc., a managed dental benefits firm, where he has served in such capacity since January 1995. From August 1994 to January 1995, Dr. Barnett was Executive Director of Prudential DMO, and from March 1993 to August 1994, he served as an independent consultant in the managed care field. From January 1985 to March 1993, Dr. Barnett was a Senior Vice President with Pearle Vision, Inc.

        MR. EASTON has been a director of the Company since November 1993. He is Managing Director of The Wilkerson Group, an IBM Company and a major health care consulting firm, where he has served in such capacity since 1986. Mr. Easton is a former President of the Biomedical Marketing Association.

        MR. DAVERMAN has been a director of the Company since November 1995. He is a managing general partner of Marquette Venture Partners ("MVP"), a venture capital investment company which he co-founded in 1987. Mr. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. He is a member of the Board of Directors of the Technology Advisory Group of the Technology Management Office of the University of Michigan. Mr. Daverman is a member of the Board of Directors of Endocardial Solutions, Inc. and numerous privately held companies.

        DR. RITTERBUSH has been a director of the Company since its founding in January 1992. He is managing general partner of Fairfax Partners/The Venture Fund of Washington, L.P., a venture capital fund, which he co-founded in 1989. Dr. Ritterbush serves as a director and is on the compensation committee of the Board of Directors of Apache Medical Systems, Inc.

        MR. SCHILLER has been a director of the Company since September 1995. He joined Advanced Technology Ventures ("ATV"), a venture capital fund, in September 1986 and is currently a general partner of various ATV funds. He is a director of Anthra Pharmaceuticals, Inc., Endius, Inc., Afferon Corporation, HealthShare Technology, Inc. and Novoste Corporation.

        DR. WINTERS has been a director of the Company since its founding in January 1992. He is a general partner of Columbine Venture Funds, a venture capital fund, of which he was a founder in 1983. He also serves as a director of Afferon Corporation, Maret Corporation and Melanotan Corporation.

        All directors hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. None of the Company's directors are related to any other director or to any executive officer of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

Committees and Meetings of the Board
------------------------------------

        The Board of Directors has a Compensation Committee (the "Compensation Committee"), which approves salaries and incentive compensation for executive officers of the Company and which administers the Company's stock option plans, and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Compensation Committee currently consists of Robert J. Easton, Stephen W. Ritterbush, Ph.D. and Terence E. Winters, Ph.D. The Compensation Committee was established in March 1996 and held two meetings in 1997. The Audit Committee currently consists of James E. Daverman, Stephen W. Ritterbush, Ph.D. and Pieter
J. Schiller. The Audit Committee was established in March 1996 and held one meeting in 1997. There were four meetings of the Board of Directors during 1997. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period, if applicable.

Compensation of Directors
-------------------------

        Helmer P.K. Agersborg is paid $36,000 per year for his services as Chairman of the Board. Peter R. Barnett receives $1,500 per meeting for each meeting of the Board of Directors attended. The Wilkerson Group, an IBM Company, receives $1,500 per meeting for each meeting of the Board of Directors attended by Mr. Easton. No other directors receive cash compensation for services on the Board of Directors. The Company provides reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

        Prior to the effective date of the Company's initial public offering (the "IPO"), the Company granted options to certain directors as follows: (i) Dr. Agersborg was granted options to purchase 60,625, 28,084, and 22,500 shares of Common Stock on March 1, 1992, September 1, 1993 and March 1, 1995, respectively, at exercise prices of $0.20, $0.20 and $0.335, respectively. Of such options, an aggregate of 88,709 have been exercised and the remaining options vested to the extent of 7,500 shares on March 1, 1996, 7,500 shares on March 1, 1997 and 7,500 shares on March 1, 1998; (ii) Mr. Easton was granted options to purchase 7,500 shares of Common Stock on each of January 1, 1994 and October 1, 1995 at exercise prices of $0.20 and $1.20, respectively. Of such options, 7,500 have been exercised and, of the remaining 7,500, 5,000 have vested and 2,500 will vest on October 1, 1998; and (iii) Dr. Gallagher was granted options to purchase 50,000 shares of Common Stock on each of October 1, 1995 and October 15, 1995 at exercise prices of $1.20 per share and $0.335 per share, respectively. As of April 1, 1998, 25,000 of the options granted on October 1, 1995 had vested, and 49,167 of the options granted on October 15, 1995 had vested.

        On the effective date of the Company's IPO, pursuant to the Company's 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Plan"), each non-employee director of the Company, then consisting of Drs. Ritterbush and Winters and Messrs. Easton, Daverman and Schiller, was automatically granted an option to purchase 10,000 shares of Common Stock, at an exercise price per share equal to $10.00. On November 22, 1996, the Board of Directors of the Company adopted, and on May 8, 1997 the Stockholders approved, an amendment to the Non-Employee Plan which, among other things, (i) increased the number of shares of Common Stock underlying the automatic option grants to new non-employee directors from 10,000 to 25,000 shares; and (ii) provided for the grant of options to purchase an additional 15,000 shares of Common Stock, at an exercise price per share of $9.75, to each of Drs. Ritterbush and Winters and Messrs. Easton, Daverman and Schiller. In February 1997, Dr. Barnett was granted options to purchase 25,000 shares of Common Stock at an exercise price of $9.00 per share under the Non-Employee Plan upon his election to the Board. All such options become exercisable in five equal annual installments commencing one year after the date of grant provided that the optionee then remains a director at the time of vesting of the installments. The right to exercise annual installments of options under the Non-Employee Plan will be reduced proportionately based on the optionee's actual attendance at Directors' meetings if the optionee fails to attend at least 75% of the Directors' meetings held in any calendar year. On February 7, 1997, Dr. Gallagher was granted options under the Company's 1996 Stock Plan (the "1996 Stock Plan") to purchase 50,000 shares of Common Stock, at an exercise price of $9.00 per share. Such options become exercisable in five equal annual installments beginning February 7, 1997. The vesting on these options may accelerate if certain conditions are met. Finally, on April 4, 1997, Dr. Agersborg was granted options under the 1996 Stock Plan to purchase 25,000 shares of Common Stock, at an exercise price of $12.75 per share. Such options become exercisable in five equal annual installments beginning on April 4, 1997.

                               EXECUTIVE OFFICERS
                               ------------------

        The following  table  identifies the current  executive  officers of the
Company:

                                       Capacities in              In Current
Name                           Age     Which Served             Position Since
----                           ---     ------------             --------------

Brian M. Gallagher, Ph.D...    50    President, Chief           April 1994
                                     Executive Officer and      (Director since
                                     Director                   November 1994)

Robert A. Ashley(1)........    40    Vice President,            September 1994
                                     Commercial Development

Nancy C. Broadbent(2)......    42    Chief Financial            March 1996
                                     Officer, Treasurer
                                     and Secretary

Douglas C. Gehrig(3).......    53    Vice President, Sales      June 1997

David P. Pfeiffer(4).......    35    Vice President,            June 1997
                                     Marketing
----------

(1) Mr. Ashley joined the Company in September 1994 as Vice President, Commercial Development. From 1989 until joining the Company, he was employed by BMS and its predecessor, Squibb Corporation, in various positions including product development, commercial and business development and, most recently, as Director, Business Development where he was responsible for the worldwide product and market development of several new drugs. From 1979 to 1989, Mr. Ashley held various positions at Amersham International (UK) Ltd., including research, development, manufacturing, sales and marketing positions, as well as worldwide product development and product launch positions.

(2) Ms. Broadbent joined the Company in March 1996 as Chief Financial Officer, Treasurer and Secretary. From October 1994 until joining the Company, Ms. Broadbent served as Senior Vice President, Chief Financial Officer and director of Human Genome Sciences, Inc., a biotechnology company. From January 1993 to October 1994, she served as Vice President and Chief Financial Officer of Cangene, Inc., a biopharmaceutical company. From January 1992 through December 1992, Ms. Broadbent served as an independent financial consultant. From March 1990 to December 1991, she was employed by Baring Brothers & Co., Inc., initially as Senior Vice President and then as Executive Director, Corporate Finance. Prior to that, Ms. Broadbent served for nine years in corporate finance positions with Salomon Brothers, Inc. and PaineWebber Incorporated.

(3) Mr. Gehrig joined the Company in June 1997 as Vice President, Sales. From September 1991 until joining the Company, he was employed by the Musculoskeletal Transplant Foundation, most recently as Vice President, Hospital Sales. From January 1990 until September 1991, Mr. Gehrig was Director of Sales for the Consumer Product Division of Warner Lambert. Prior to that, he served for 19 years in various sales, marketing and sales management positions with Johnson & Johnson.

(4) Mr. Pfeiffer joined the Company in June 1997 as Vice President, Marketing. From September 1995 until June 1997, Mr. Pfeiffer served as Director of Marketing, Health Management Services, for SmithKline
        Beecham. From May 1994 to September 1995, Mr. Pfeiffer served as Director, Disease Management Services of Stuart Disease Management Services. From October 1991 to May 1994 he was employed in various product management positions with Zeneca Pharmaceuticals Group. From July 1988 to October 1991, Mr. Pfeiffer held various marketing and product management positions with the Lederle Laboratories Division of American Cyanamid.

        None of the Company's executive officers is related to any other executive officer or to any director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All reporting persons are required by SEC regulation to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to
Section 16(a).

        Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's reporting persons received by the Company, Douglas C. Gehrig, Vice President, Sales, and David P. Pfeiffer, Vice President, Marketing, did not report on a timely basis certain transactions. In particular, Mr. Gehrig failed to timely report on a Form 3 his election on June 16, 1997 as Vice President, Sales. Mr. Gehrig filed such Form 3 with the Securities and Exchange Commission on August 11, 1997. Mr. Pfeiffer failed to timely report on a Form 3 his election on June 9, 1997 as Vice President, Marketing. Mr. Pfeiffer filed such Form 3 with the Securities and Exchange Commission on August 11, 1997.

                             EXECUTIVE COMPENSATION
                             ----------------------

Summary of Compensation in Fiscal 1997, 1996 and 1995
-----------------------------------------------------

        The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 1997 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 at the end of 1997 (collectively, the "Named Executives") during the years ended December 31, 1995, 1996 and 1997.


                          SUMMARY COMPENSATION TABLE(1)
--------------------------------------------------------------------------------
                                                                     Long-Term
                                                                    Compensation
                                               Annual Compensation    Awards
                                               -------------------  ----------
                                                                    Securities
                                                                    Underlying
      Name and Principal Position       Year   Salary      Bonus     Options
                                                 ($)        ($)        (#)
                  (a)                   (b)      (c)        (d)        (g)
--------------------------------------  ----   -------     ------   ----------

Brian M. Gallagher, Ph.D(2) .........   1997   250,000     42,536      50,000
      President and Chief Executive     1996   225,000     50,000           0
      Officer                           1995   225,000     50,000     100,000

Robert A. Ashley ....................   1997   157,500     36,125      25,000
      Vice President, Commercial        1996   139,961     30,000           0
      Development                       1995   120,000     10,000      37,500

Nancy C. Broadbent(3) ...............   1997   173,250     36,380      25,000
      Chief Financial Officer,          1996   137,500     30,000      60,000
      Treasurer and Secretary           1995      --         --          --

----------

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table.

(2) In November 1994, Dr. Gallagher purchased 125,000 shares of the Company's restricted Common Stock at $0.335 per share. Such shares are subject to vesting and the Company's repurchase right and right of first refusal. Of such shares, 25,000 vested immediately, an additional 83,332 shares vested as of April 1, 1998 and the remaining 16,668 shares will vest in equal monthly portions over the next eight months. Pursuant to the Company's repurchase right, the Company may repurchase any of Dr. Gallagher's unvested shares, at a purchase price of $0.335 per share, at the time of termination of his service. Pursuant to the Company's right of first refusal, the Company may buy back Dr. Gallagher's vested shares at $0.335 per share, if Dr. Gallagher is terminated for cause, and at the current market value per share, if he is terminated for any other reason. At December 31, 1997, Dr. Gallagher held 102,083 shares of restricted Common Stock with a year-end value of $1,241,840 based on the value of the Common Stock as of such date ($12.50 per share), less the purchase price per share paid for such shares ($0.335 per share).

(3) Ms. Broadbent joined the Company in March 1996 as Chief Financial Officer, Treasurer and Secretary.

Option Grants in 1997
---------------------

        The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1996 Stock Plan during 1997 to each of the Named Executives. The Company has never granted any stock appreciation rights.


                                     OPTION GRANTS IN LAST FISCAL YEAR(1)
-------------------------------------------------------------------------------------------------------------
                                         Individual Grants
------------------------------------------------------------------------------------
                                                                                         Potential Realizable
                                                                                               Value at
                                                                                         Assumed Annual Rates
                                  Number of     Percent of                                    of Stock
                                 Securities    Total Options                              Price Appreciation
                                 Underlying     Granted to     Exercise                      for Option
                                  Options      Employees in    or Base                        Term (4)
                                  Granted         Fiscal         Price    Expiration     -------------------
            Name                   (#)(2)         Year(3)       ($/Sh)      Date          5%($)      10%($)
             (a)                    (b)             (c)          (d)         (e)           (f)        (g)
------------------------------    ------       -------------   -------    ----------     -------    --------

Brian M. Gallagher, Ph.D .....    50,000           15.4%       $ 9.00      2/6/07        283,003    717,184

Robert A. Ashley .............    25,000            7.7%       $ 9.00      2/6/07        141,501    358,592

Nancy C. Broadbent ...........    25,000            7.7%       $ 9.00      2/6/07        141,501    358,592


-----------

(1) Mr. Gehrig was granted options to purchase 60,000 shares of the Company's Common Stock in July 1997 at an exercise price of $10.625 per share. Mr. Pfeiffer was granted options to purchase 60,000 shares of the Company's Common Stock in July 1997 at an exercise price of $10.625 per share.

(2) Such options were granted pursuant to and in accordance with the Company's 1996 Stock Plan. The 1996 Stock Plan was adopted by the Board of Directors and approved by the Stockholders of the Company on March 22, 1996 and March 29, 1996, respectively. A total of 750,000 shares of Common Stock currently are reserved for issuance upon exercise of options and/or stock purchase rights granted under the 1996 Stock Plan. Those eligible to receive stock option grants under the 1996 Stock Plan include employees, non-employee directors and consultants. The 1996 Stock Plan is administered by the Compensation Committee, which is comprised solely of outside directors. Subject to the provisions of the 1996 Stock Plan, the administrator of the 1996 Stock Plan has the discretion to determine the optionees and/or grantees, the type of options to be granted (incentive stock options ("ISOs") or non-qualified stock options ("NQSOs")), the vesting provisions, the terms of the grants and such other related provisions as are consistent with the 1996 Stock Plan. The exercise price of an ISO may not be less than the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The exercise price of a NQSO may be less than 85% of the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The purchase price of shares issued pursuant to stock purchase rights may not be less than 50% of the fair market value of such shares as of the offer date of such rights. The options terminate not more than ten years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment with the Company, but provide that the term of any options granted to a holder of more than 10% of the outstanding shares of capital stock may be no longer than five years. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets in which the successor corporation does not assume outstanding options or issue equivalent options, the Board of Directors is required to provide accelerated vesting of outstanding options. The 1996 Stock Plan terminates on March 21, 2006.

(3) Based on an aggregate of 323,750 options granted to employees in 1997, including options granted to Named Executives.

(4)     Based on a grant date fair market value of $9.00 per share.

Aggregated Option Exercises in 1997
and Year End Option Values
-----------------------------------

        The following table sets forth information concerning each exercise of options during 1997 by each of the Named Executives and the year end value of unexercised in-the-money options.



                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR END OPTION VALUES
---------------------------------------------------------------------------------------------------------
                                                                  Number of               Value of
                                                              Securities Underlying      Unexercised
                                                                 Unexercised             In-the-Money
                                                                 Options at              Options at
                                                                   Fiscal                  Fiscal
                                     Shares                       Year-End                Year-End
                                   Acquired on      Value           (#)                    ($) (1)
                                    Exercise      Realized       Exercisable/            Exercisable/
           Name                       (#)           ($)         Unexercisable            Unexercisable
            (a)                       (b)           (c)             (d)                      (e)
------------------------------    ----------     ---------    ---------------------   ------------------
Brian M. Gallagher, Ph.D .....          --       $     --        71,667/78,333        $ 850,205/$498,046

Robert A. Ashley .............          --             --        28,125/53,125        $ 325,922/$413,422

Nancy C. Broadbent ...........        24,000       273,000           0/61,000         $       0/$465,500



-------------

(1) Based on a year end fair market value of the underlying securities equal to $12.50, less the exercise price payable for such shares.

Employment Contracts, Termination of Employment and
Change-in-Control Arrangements
---------------------------------------------------

        The Company has executed indemnification agreements with each of its executive officers and directors pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company. In general, the Company's employees are covered by confidentiality agreements.

        In addition, each of Dr. Gallagher, Ms. Broadbent and Mr. Ashley have agreed that during the term of his or her employment and for a period of two years thereafter, such person will not directly or indirectly provide services to or for any business engaged in research regarding the development, manufacture, testing, marketing or sale of collagenase inhibiting drugs for application in periodontal disease or any other application which, during the period of such person's employment with the Company, is either marketed or in advanced clinical development by the Company.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

        The Compensation Committee consists of, and during 1997 consisted of, Robert J. Easton, Stephen W. Ritterbush, Ph.D. and Terence E. Winters, Ph.D. There are no, and during 1997 there were no, Compensation Committee Interlocks.

        As of April 1, 1998, each of Fairfax Partners/The Venture Fund of Washington, L.P., with which Dr. Ritterbush is affiliated and Columbine Venture Fund II, L.P., with which Dr. Winters is affiliated, held 446,517 and 969,328 shares, respectively, of the Company's Common Stock which were previously issued upon conversion of certain shares of the Company's Series A, Series B or Series C Redeemable Preferred Stock previously held by such entities. Such shares of Common Stock are entitled to certain registration rights and certain rights to participate in certain future offerings undertaken by the Company.

        In September 1995, the Company and the then holders of the Company's Series A, Series B and Series C Redeemable Preferred Stock entered into a Registration Rights Agreement (the "Rights Agreement") pursuant to which the Company has granted certain registration rights to such Stockholders. Pursuant to the Rights Agreement, at any time beginning six months after June 20, 1996, the effective date of the Company's IPO, the holders of at least a majority of the Common Stock issued upon the conversion of the Series A, Series B and Series C Redeemable Preferred Stock (the "Registrable Securities") have the right, subject to certain restrictions set forth in the Rights Agreement, to require that the Company register the Registrable Securities requested by such holders at the Company's expense (on no more than two occasions) on either a Form S-1, Form S-2 or Form S-3 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"). The Company is not, however, required to register any Registrable Securities unless such shares represent at least 10% of the Company's outstanding shares of Common Stock, or, if less than 10%, if the anticipated aggregate offering price exceeds $1,000,000.

        The holders of Registrable Securities also have the right to an unlimited number of registrations on Form S-3 under the Securities Act. The Company is not, however, required to effect such a registration unless the requesting holders reasonably anticipate having an aggregate disposition price of at least $500,000.

        Also pursuant to the Rights Agreement, if, at any time during the seven-year period commencing on the effective date of the Company's IPO, the Company proposes to register any of its Common Stock under the Securities Act for sale to the public, the holders of the Registrable Securities have unlimited piggyback registration rights at the Company's expense, subject to certain restrictions set forth in the Rights Agreement.

        Also in September 1995, the Company granted to the then holders of Series A, Series B and Series C Redeemable Preferred Stock certain rights to participate in certain future offerings undertaken by the Company. Such rights to participate require that, with certain exceptions including, but not limited to, an underwritten public offering, any time the Company proposes to issue, sell or exchange, or reserve therefor, any securities, the Company must first offer to sell to each of the pre-conversion holders of Series A, Series B and Series C Redeemable

Preferred Stock their respective pro rata share of such securities at a price and on terms identical to the price and terms of the securities proposed to be issued, sold or exchanged in the applicable offering.


Performance Graph
-----------------

        The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted) for the period beginning on the date on which the Securities and Exchange Commission declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)
                 ----------------------------------------------

              Among the Company, the Nasdaq Composite Index and the
                           Nasdaq Pharmaceutical Index
                            (Capitalization Weighted)



                               Base Period   December      June     December
      Company/Index Name        June 1996      1996        1997       1997
----------------------------   -----------   --------    --------   --------
CGPI........................      $100       $  89.04    $ 131.51   $ 136.99
NASDAQ......................       100         110.46      123.67     135.61
NASDAQ PHAR.................       100          98.41      101.11     101.87

-------------

(1) Graph assumes $100 invested on June 20, 1996 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted).

(2) Total return assumes reinvestment of dividends.

(3) Year ended December 31.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

        The Compensation Committee has furnished the following report:

        The Compensation Committee is composed of three non-employee directors. The Compensation Committee recommends, and the Board approves, all matters relating to executive compensation, including setting and administering policies governing executive salaries, bonuses (if any) and stock option awards (if any). The Compensation Committee meets twice annually to set performance objectives for the Chief Executive Officer ("CEO") and to determine the annual compensation of the CEO and other senior executives of the Company. The CEO is not present during the discussion of his compensation.

EXECUTIVE COMPENSATION POLICY

        The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting and retaining qualified senior management. Since its inception in 1992, the Company has operated as a "virtual" pharmaceutical company with a small number of highly experienced senior executives determining and executing the Company's strategy while contracting out pharmaceutical development activities to clinical research and other third party organizations. In order to attract highly experienced executives, the Company's compensation packages for senior executives are highly competitive with those paid to executives of other emerging pharmaceutical companies.

COMPENSATION MIX

        The Company's executive compensation packages generally include three components: base salary, a discretionary annual cash bonus and stock options.

BASE SALARY

        The Compensation Committee seeks to establish base salaries for each position and level of responsibility which are competitive with those of executive officers at other emerging pharmaceutical companies.

DISCRETIONARY CASH BONUS

        The Compensation Committee believes that discretionary cash bonuses are important to motivate and reward executive officers. However, cash bonuses are not guaranteed. Annual cash bonuses are awarded to executives based on their achievements against a stated list of objectives developed at the beginning of each year by senior management and the Compensation Committee. Such objectives are reviewed and approved by the Board of Directors.

STOCK OPTIONS

        Stock option grants under the Company's stock option plans are designed to align the long term interests of the Company's executives with those of its stockholders by rewarding executives for increasing stockholder value. All executive officers are awarded option grants upon joining the Company which are competitive with those at comparable emerging pharmaceutical companies. In addition, the Compensation Committee may award additional stock option grants annually. When granting stock options, the Compensation Committee considers the recommendation of the CEO and the relative performance and contributions of each officer compared to that of other officers within the Company with similar levels of responsibility.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

        In establishing Dr. Gallagher's compensation package, the Compensation Committee seeks to maintain a level of total current compensation that is competitive with that paid to CEOs of other comparable emerging pharmaceutical companies. In addition, in order to align Dr. Gallagher's interests with the interests of the

Company's   stockholders,   the  Compensation   Committee  attempts  to  make  a
substantial portion of the value of his total compensation dependent on the appreciation of the Company's stock price.

        Dr. Gallagher's performance is evaluated annually by the Compensation Committee against a stated list of short, medium and long term objectives developed by the Compensation Committee at the beginning of each year and approved by the Board. Based on his achievements relating to these objectives, the Compensation Committee recommended, and the board approved, a bonus to Dr. Gallagher of $50,000 for 1997, which is paid in 1998, and an increase in base salary from $250,000 to $262,500 effective January 1, 1998.

        Section 162(m) of the Internal Revenue Code disallows the deductibility by the Company of any compensation over $1 million paid to the CEO or any of the other four most highly compensated executives, unless certain criteria are satisfied. The Company's CEO and the other named executives have not received annual compensation over $1 million, and the Company has not determined what measures, if any, it should take to comply with Section 162.

                                                 Compensation Committee Members:

                                                 Robert J. Easton
                                                 Stephen W. Ritterbush, Ph.D.
                                                 Terence E. Winters, Ph.D.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

        There are, as of February 15, 1998, approximately 86 holders of record and 1,700 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of February 15, 1998, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's directors (which includes all nominees) and Named Executives, and (iii) all directors and officers as a group.



                                              Amount and Nature of       Percent
Name and Address of Beneficial Owner(1)       Beneficial Ownership(1)   of Class(2)
---------------------------------------       -----------------------   -----------
(i)  Certain Beneficial Owners:
Columbine Venture Fund II, L.P.
6155 N. Scottsdale Road, Suite 100
Scottsdale, Arizona 85250 .................        969,328                 11.3%

Marquette Venture Partners II, L.P.
  and MVP II Affiliates Fund, L.P.
520 Lake Cook Road, Suite 450
Deerfield, Illinois 60015 .................        916,313(3)              10.7

Zesiger Capital Group LLC
320 Park Avenue, 30th Floor
New York, New York 10022 ..................        652,700                  7.6

Delphi Ventures III, L.P. and
  Delphi  Investments III, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, California 94025 ..............        625,000(4)               7.3

Fairfax Partners/The Venture Fund
  of Washington, L.P.
1568 Spring Hill Road, Suite 200
McLean, Virginia 22102 ....................        446,517                  5.2

(ii)  Directors (which includes all
      nominees) and Named Executives:

Brian M. Gallagher, Ph.D ..................        325,000(5)               3.7

Robert A. Ashley ..........................         96,975(6)               1.1

Nancy C. Broadbent ........................         87,000(7)               1.0

Helmer P.K. Agersborg, Ph.D ...............        121,209(8)               1.4

Peter R. Barnett, D.M.D ...................          7,000(9)                *

James E. Daverman .........................        921,313(10)             10.7

Robert J. Easton ..........................         23,689(11)               *

Stephen W. Ritterbush, Ph.D ...............        451,517(12)              5.3

Pieter J. Schiller ........................        395,299(13)              4.6

Terence E. Winters, Ph.D ..................        974,328(14)             11.4

(iii)  All Directors and officers as a
       group (12 persons) .................      3,467,330(15)             38.4


----------

*       Less than 1%

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership for each holder is based on 8,567,579 shares of Common Stock outstanding on February 15, 1998, plus any Common Stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after February 15, 1998.

(3) Includes 890,860 shares and 25,453 shares owned by Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P., respectively.

(4) Includes 613,946 shares and 11,054 shares owned by Delphi Ventures III, L.P. and Delphi Investments III, L.P., respectively.

(5) Of such shares, 125,000 are subject to certain rights of first refusal held by the Company, of which 20,834 also are subject to repurchase by the Company as of February 15, 1998. See "EXECUTIVE COMPENSATION -- Summary of Compensation in fiscal 1997, 1996 and 1995". Includes 200,000 shares of Common Stock underlying options which are or may be exercisable as of February 15, 1998 or 60 days after such date.

(6) Includes 78,125 shares of Common Stock underlying options which are or may be exercisable as of February 15, 1998 or 60 days after such date.

(7) Includes 62,000 shares of Common Stock underlying options which are or may be exercisable as of February 15, 1998 or 60 days after such date. Also includes 1,000 shares held as custodian to minor child.

(8) Includes 32,500 shares of Common Stock underlying options which are exercisable as of February 15, 1998 or 60 days after such date.

(9) Includes 5,000 shares of Common Stock underlying options which are exercisable as of February 15, 1998 or 60 days after such date.

(10) James E. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Mr. Daverman expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Includes 5,000 shares of Common Stock underlying options which are exercisable as of February 15, 1998 or 60 days after such date.

(11) Includes 10,000 shares of Common Stock underlying options which are exercisable as of February 15, 1998 or 60 days after such date. Also includes 2,000 shares held as custodian to minor child.

(12) Stephen W. Ritterbush, Ph.D. is a general partner of Fairfax Partners/ The Venture Fund of Washington, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by Fairfax Partners/The Venture Fund of Washington, L.P. Dr. Ritterbush expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Fairfax Partners/The Venture Fund of Washington, L.P. Includes 5,000 shares of Common Stock underlying options which are exercisable as of February 15, 1998 or 60 days after such date.

(13) Pieter J. Schiller is a general partner of Advanced Technology Ventures III, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by


                                      -16

        Advanced Technology Ventures III, L.P. Mr. Schiller expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Advanced Technology Ventures III, L.P. Includes 5,000 shares of Common Stock underlying options which are exercisable as of February 15, 1998 or 60 days after such date.

(14) Terence E. Winters, Ph.D. is a general partner of Columbine Venture Fund II, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by Columbine Venture Fund II, L.P. Dr. Winters expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Columbine Venture Fund II, L.P. Includes 5,000 shares of Common Stock underlying options which are exercisable as of February 15, 1998 or 60 days after such date.

(15) See Notes 5 through 14. Also includes an aggregate of 64,000 shares of Common Stock underlying options granted to Douglas C. Gehrig and David
        P. Pfeiffer which are exercisable as of February 15, 1998 or 60 days after such date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

        As of April 1, 1998, each of Advanced Technology Ventures III, L.P., with which Mr. Schiller is affiliated, and Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P., with which Mr. Daverman is affiliated, held 390,299, 890,860 and 25,453 shares, respectively, of the Company's Common Stock which were previously issued upon conversion of certain shares of the Company's Series A, Series B or Series C Redeemable Preferred Stock previously held by such entities. Such shares of Common Stock are entitled to certain registration rights and certain rights to participate in certain future offerings undertaken by the Company.

        In September 1995, the Company and the then holders of the Company's Series A, Series B and Series C Redeemable Preferred Stock entered into a Registration Rights Agreement (the "Rights Agreement") pursuant to which the Company has granted certain registration rights to such Stockholders. Pursuant to the Rights Agreement, at any time beginning six months after June 20, 1996, the effective date of the Company's IPO, the holders of at least a majority of the Common Stock issued upon the conversion of the Series A, Series B and Series C Redeemable Preferred Stock (the "Registrable Securities") have the right, subject to certain restrictions set forth in the Rights Agreement, to require that the Company register the Registrable Securities requested by such holders at the Company's expense (on no more than two occasions) on either a Form S-1, Form S-2 or Form S-3 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"). The Company is not, however, required to register any Registrable Securities unless such shares represent at least 10% of the Company's outstanding shares of Common Stock, or, if less than 10%, if the anticipated aggregate offering price exceeds $1,000,000.

        The holders of Registrable Securities also have the right to an unlimited number of registrations on Form S-3 under the Securities Act. The Company is not, however, required to effect such a registration unless the requesting holders reasonably anticipate having an aggregate disposition price of at least $500,000.

        Also pursuant to the Rights Agreement, if, at any time during the seven-year period commencing on the effective date of the Company's IPO, the Company proposes to register any of its Common Stock under the Securities Act for sale to the public, the holders of the Registrable Securities have unlimited piggyback registration rights at the Company's expense, subject to certain restrictions set forth in the Rights Agreement.

        Also in September 1995, the Company granted to the then holders of Series A, Series B and Series C Redeemable Preferred Stock certain rights to participate in certain future offerings undertaken by the Company. Such rights to participate require that, with certain exceptions including, but not limited to, an underwritten public offering, any time the Company proposes to issue, sell or exchange, or reserve therefor, any securities, the Company must first offer to sell to each of the pre-conversion holders of Series A, Series B and Series C Redeemable Preferred Stock their respective pro rata share of such securities at a price and on terms identical to the price and terms of the securities proposed to be issued, sold or exchanged in the applicable offering.

        For  information  with respect to Drs.  Ritterbush  and Winters,  each a
member  of  the   Compensation   Committee,   see  "EXECUTIVE   COMPENSATION  --
Compensation Committee Interlocks and Insider Participation."

                     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                     ---------------------------------------------------

        The Board of Directors of the Company intends, subject to Stockholder approval, to retain KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1998. KPMG Peat Marwick LLP also served as independent auditors of the Company for 1997. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998.

        One or more representatives of KPMG Peat Marwick LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

        On January 19, 1996, the Company selected KPMG Peat Marwick LLP to act as independent accountants for the Company and informed the prior auditors, the Company's independent accountants since January 1994, of its decision. The prior auditors conducted the Company's audit for the period from January 10, 1992 (inception) to December 31, 1993. In connection with such audit, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for the period from January 10, 1992 (inception) to December 31, 1993 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company.

                             STOCKHOLDERS' PROPOSALS
                             -----------------------

        Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by December 7, 1998.

                                  OTHER MATTERS
                                  -------------

        The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL
                                     -------

        The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

        In  addition  to the  use of the  mails,  proxies  may be  solicited  by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

        Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

        COLLAGENEX PHARMACEUTICALS, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON MARCH 27, 1998, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MS. NANCY C. BROADBENT, SECRETARY, COLLAGENEX PHARMACEUTICALS, INC., 301 SOUTH STATE STREET, NEWTOWN, PENNSYLVANIA 18940. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

        PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                             By Order of the Board of Directors


                                             Nancy C. Broadbent,
                                             Secretary

Newtown, Pennsylvania
April 8, 1998

                        COLLAGENEX PHARMACEUTICALS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby constitutes and appoints Brian M. Gallagher, Ph.D. and Nancy C. Broadbent, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania at 8:30 A.M., local time, on Monday, May 11, 1998, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (continued and to be signed on reverse side)

                 Please Detach and Mail In the Envelope Provided

A | X | Please mark your
        votes as in this
        example.

1. ELECTION OF        FOR        WITHHELD          Nominees:
   DIRECTORS.         | |          | |             Helmer P.K. Agersborg, Ph.D.
                                                   Peter R. Barnett, D.M.D
                                                   Brian M. Gallagher, Ph.D.
                                                   Robert J. Easton
   VOTE FOR all the nominees listed at right;      James E. Daverman
   except vote withheld from the following         Stephen W. Ritterbush, Ph.D.
   nominee(s) (if any).                            Pieter J. Schiller
                                                   Terence E. Winters, Ph.D.

   -----------------------------------------------------


2. APPROVAL OF PROPOSAL TO RATIFY                      FOR    AGAINST    ABSTAIN
   THE APPOINTMENT OF KPMG PEAT MARWICK                | |      | |        | |
   LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY
   FOR THE YEAR ENDING DECEMBER 31, 1998.

3. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.


                                   I will                    I will not
                                    | |                         | |
                                         attend the Meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder         Signature of Stockholder         Dated:
                        ---------                        --------       --------
                                           IF HELD JOINTLY


Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.